ICAP FUNDS, INC.

Prospectus Supplement

To Prospectus Dated May 1, 2004

ICAP Discretionary Equity Portfolio

On March 28, 2005, the Board of Directors of ICAP Funds, Inc. approved a reorganization of the ICAP Discretionary Equity Portfolio (the “Discretionary Portfolio”) into the ICAP Equity Portfolio (the “Equity Portfolio”).  The reorganization will be effected pursuant to a Plan of Reorganization which provides that the Discretionary Portfolio will transfer all of its assets and liabilities to the Equity Portfolio in exchange for shares of the Equity Portfolio.  The reorganization is expected to occur on or about April 29, 2005 (the “Closing Date”).

As a result of the reorganization, on the Closing Date, each shareholder of the Discretionary Portfolio will become a shareholder of the Equity Portfolio and will receive shares of the Equity Portfolio of equal value to their shares in the Discretionary Portfolio.

On or as soon as practicable prior to the Closing Date, the Discretionary Portfolio will make a distribution to shareholders of any undistributed capital gains and income.

It is expected that the reorganization will be treated as a tax-free reorganization for federal tax purposes.  Shareholders should consult their tax advisers regarding possible tax consequences of the reorganization, including possible state and local tax consequences. Shareholder approval of the reorganization is not required.

Effective on or about April 1, 2005, pending the reorganization, the Discretionary Portfolio will be closed to new purchases, exchanges and additional investments.

The date of this Prospectus Supplement is March 29, 2005.

Please keep this Prospectus Supplement with your records.